Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brandon Satoren, Chief Financial Officer, in connection with Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2022 of Logan Ridge Finance Corporation (the “Company”), as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Annual Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2024

/s/ Brandon Satoren
Brandon Satoren
Chief Financial Officer
(Principal Financial Officer)